Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Vistaprint N.V. (the “Company”) for the fiscal quarter ended March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Robert S. Keane, Chief Executive Officer, and Ernst J. Teunissen, Chief Financial Officer, of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that, to his knowledge on the date hereof:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	April 30, 2014	/s/ Robert S. Keane
Robert S. Keane
Chief Executive Officer

Date:	April 30, 2014	/s/ Ernst J. Teunissen
Ernst J. Teunissen
Chief Financial Officer